Exhibit 10.16

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

ASSIGNMENT OF OVERRIDING ROYALTY

(Multiple Assignees)

THE STATE OF TEXAS	§
§
	§	KNOW ALL MEN BY THESE PRESENTS:
§
COUNTY OF MADISON, GRIMES	§
AND WALKER	§

TDM Holding, LLC whose address is 100 Throckmorton, Ste. 1700, Fort Worth, Texas 76102, hereinafter called “Assignor”, for and inconsideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignor, does by these presents, GRANT, ASSIGN, TRANSFER and CONVEY unto the parties set forth below, hereinafter called the “Assignees”:

Oso+Toro Multistrategy Fund Series Interest of the SALI Multiseries Fund II 3(C1) LP, whose address is 6836 Austin Center Boulevard, Suite 320, Austin, Texas 78731;

Oso+Toro Multistrategy Fund (Tax Exempt) Segregated Portfolio of the SALI Multiseries Fund SPC Ltd, whose address is 6836 Austin Center Boulevard, Suite 320, Austin, Texas 78731;

Carl Lasner, an individual, whose address is 1225 Red Hawk Rd., Wimberley, TX 78678;

Zachary Burk Lowe, an individual, whose address is 4154 Santa Barbara Dr., Dallas, Texas 75214; and

Jason Roberts, an individual, whose address is 3005 Amherst Ave., Dallas, TX 75225.

an overriding royalty interest (the “Overriding Royalty”), as described in Exhibit “A” attached hereto and made a part hereof for all purposes, in all oil, gas and other hydrocarbons produced, save and sold under the terms of the Oil and Gas Leases described in Exhibit “A” (the “Lease(s)”) covering the lands described therein located in Madison, Grimes and Walker Counties, Texas.

The assignment of Overriding Royalty made herein is subject to the following terms, conditions and provisions:

1.	For the purposes of calculating royalty payments, expenses and deductions, the Overriding Royalty shall be subject to the exact terms, conditions and provisions as those found in the Leases, on a lease by lease basis. In other words, should the underlying or referenced lease provide for cost free royalty then the Overriding Royalty shall also be free and clear of all cost and expenses of exploration, production, transportation and marketing, but shall bear its proportionate share of all gross production, severance, ad valorem and similar taxes. However, should the underlying referenced lease, on a lease by lease basis, be subject to deductions for transportation, dehydration and marketing then the Overriding Royalty shall also be subject to the same deductions and proportionate share of all gross production, severance, ad valorem and similar taxes.

2.	If any of the Leases cover less than the full (100% of 8/8ths) interest in oil, gas and other minerals in all or any part of the lands and depths described therein, the Overriding Royalty shall be proportionately reduced and paid to Assignee in the proportion that the interest covered by said Lease bears to the entire mineral estate;

3.	Assignor may, without the joinder of Assignee, pool and combine Assignee’s Overriding Royalty with other leases and lands in compliance with terms and conditions of the Leases.

4.	The Overriding Royalty shall attach to any extension or renewals of the Leases and shall be calculated and paid in the same manner as the original reservation set forth herein. Any lease acquired by Assignor, or its successors or assigns, within one (1) year of the termination of the Leases shall be deemed an extension or renewal lease for the purposes of this provision insofar as the renewal or extension lease covers acreage transferred hereunder.

TO HAVE AND TO HOLD the above described overriding royalty, together with all and singular the rights and appurtenances thereunto in anywise belonging unto Assignee, its successors and assigns forever; and Assignor does by these presents bind itself and its successors and assigns to warrant and forever defend all and singular, the Leases unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this instrument as of the dates set forth in the acknowledgement certificates below, but it is effective as of the date of each Lease.

ASSIGNOR

TDM HOLDING, LLC, a Texas limited liability company

By:	/s/ Tom D. McNutt
Tom D. McNutt, Manager

~ACKNOWLEDGEMENT~

STATE OF TEXAS

COUNTY OF TARRANT

The foregoing instrument was acknowledged before me on this 29 of August, 2012 by Tom D. McNutt, Manager of TDM Holding, LLC, a Texas limited liability company, on behalf of said company.

[SEAL]	/s/ Charlotte Brandenburg
Notary Public in and for the State of Texas

[Remainder of page intentionally left blank]

EXHIBIT A

				ASSIGNEE ORRI (2)
LESSOR	LESSEE (1)	COUNTY	LEASE DATE	OSO1	OSO2	Carl Lasner	Jason Roberts	LOWE
Michael W. Elley, Trustee of the Kenneth Darryll Dufresne Trust	ENEXP	Grimes & Madison	2/8/2012	0.156%	0.104%	0.003%	0.006%	0.0065%
Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the John Naylor Forman Residuary Trust for the benefit of George Forman	ENEXP	Grimes & Madison	2/8/2012	0.156%	0.104%	0.003%	0.006%	0.006%
Rita Mathilde Smart & Michael W. Elley, Co-Trustees of the John Naylor Forman Residuary Trust for the benefit of John Forman	ENEXP	Grimes & Madison	2/8/2012	0.156%	0.104%	0.003%	0.006%	0.006%
Thomas W. Blake Trust, Bill Patterson, Managing Trustee	ENEXP	Grimes	1/27/2012	0.396%	0.264%	0.007%	0.017%	0.017%
Mary D’Layne Fargason	ENEXP	Grimes	1/11/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Benfer, Arthur & Shirely (assignment via Tayland Resources, LLC)	ENEXP	Grimes	9/16/2009	0.566%	0.377%	0.009%	0.024%	0.024%
Turner, Deborah Segler (assignment via Tayland Resources, LLC)	ENEXP	Grimes	10/14/2009	0.708%	0.472%	0.012%	0.029%	0.029%
Donald Crowson and wife, Dorothy Crowson	ENEXP	Grimes	12/29/2011	0.566%	0.377%	0.009%	0.024%	0.024%
Dennis Crowson	ENEXP	Grimes	1/10/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Lynda L. Goodrum	ENEXP	Grimes	1/14/2012	0.566%	0.377%	0.009%	0.024%	0.024%
William Eugene Hill	ENEXP	Grimes	1/25/2012	0.325%	0.217%	0.005%	0.014%	0.014%
Eugena Scott, a/k/a Eugenia Scott, a married woman dealing in her sole and separate property	ENEXP	Grimes	2/9/2012	0.495%	0.330%	0.008%	0.021%	0.021%
Frederick J. Boone	ENEXP	Grimes	2/17/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Knud I. Bruun Family Properties, Ltd., Lance K. Bruun, General Partner, Lance K. Bruun, individually as his sole and separate property, and Marla Bruun Maxwell Dennis, as her sole and separate property	ENEXP	Grimes	2/28/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Barbara Fitzsimmons	ENEXP	Grimes	2/27/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Mary N. Linnenberg	ENEXP	Grimes	2/27/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Janet Edwards Landry	ENEXP	Grimes	6/6/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Yvonne Lacy	ENEXP	Grimes	6/10/2012	0.340%	0.226%	0.006%	0.014%	0.014%
Tom P. True, Sr. and Ina True	ENEXP	Grimes	3/28/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Michael Harris Rigby and Jennie Rigby	ENEXP	Grimes	4/27/2012	0.283%	0.189%	0.005%	0.012%	0.012%
Nancy Rigby Stevenson	ENEXP	Grimes	4/27/2012	0.283%	0.189%	0.005%	0.012%	0.012%
Nancy Rigby Stevenson as legal guardian of Bonnie L. Rigby	ENEXP	Grimes	4/27/2012	0.283%	0.189%	0.005%	0.012%	0.012%
Robert Lys and wife, Bessie Ann Lys	ENEXP	Grimes	6/4/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Gibbs Brothers & Company, L.L.C.	ENEXP	Grimes	6/1/2012	0.283%	0.189%	0.005%	0.012%	0.012%
Thomas L. Dreher and wife, Vergie E. Dreher	ENEXP	Grimes	6/10/2012	0.340%	0.226%	0.006%	0.014%	0.014%
Bobbie M. Rigby, Trustee of The Edwin C. Rigby and Bobbie M. Rigby Revocable Living Trust	ENEXP	Grimes	10/10/2011	0.156%	0.104%	0.003%	0.006%	0.006%
Robert L. Eichenour and Daniel L. Eichenour, Individually and as Partners of Diamond E, L.L.C.	ENEXP	Grimes & Madison	2/8/2012	0.212%	0.142%	0.004%	0.009%	0.009%
Helen Karuba	ENEXP	Grimes	9/7/2010	0.092%	0.061%	0.002%	0.004%	0.004%
Joy Strawn Truelock, dealing in her sole and separate property	ENEXP	Grimes	10/13/2010	0.092%	0.061%	0.002%	0.004%	0.004%

EXHIBIT A

LESSOR	LESSEE (1)	COUNTY	LEASE DATE	OSO1	OSO2	Carl Lasner	Jason Roberts	LOWE
Candi Todaro Frazier, dealing in her sole and separate property	ENEXP	Grimes	10/13/2010	0.092%	0.061%	0.002%	0.004%	0.004%
Eva McDougald	ENEXP	Grimes	9/17/2010	0.092%	0.061%	0.002%	0.004%	0.004%
Chester McDougald	ENEXP	Grimes	9/21/2010	0.092%	0.061%	0.002%	0.004%	0.004%
Carol J. Tidwell	ENEXP	Madison	11/11/2011	0.212%	0.142%	0.004%	0.009%	0.009%
Margaret Nan Nowlin	ENEXP	Madison	11/11/2011	0.212%	0.142%	0.004%	0.009%	0.009%
Pettit, Anne C.	ENEXP	Madison	1/6/2012	0.212%	0.142%	0.004%	0.009%	0.009%
Rollan Charles Park	ENEXP	Madison	2/3/2012	0.212%	0.142%	0.004%	0.009%	0.009%
Glen Iris Capo	ENEXP	Madison	4/6/2012	0.283%	0.189%	0.005%	0.012%	0.012%
Dennis L. McWhorter and wife, Karen I. McWhorter and Karen I. McWhorter a/k/a Glenda Karen Isbell McWhorter, dealing in her sole and separate property	ENEXP	Madison	1/1/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Grall Ranch, LTD. (assignment via P.L.E., Inc.)	ENEXP	Madison	8/13/2010	0.269%	0.179%	0.004%	0.011%	0.011%
Cynthia A. Veselka, a married women, dealing in her sole and separate property	ENEXP	Grimes & Madison	7/5/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Charles M. Baker & wife, Janis Jo Baker, Charles Heath Baker & Jessica Baker (assignment via Weber Energy Corporation)	ENEXP	Grimes & Madison	8/23/2010	0.269%	0.179%	0.004%	0.011%	0.011%
Krista M. Bryant (assignment via Weber Energy Corporation)	ENEXP	Grimes & Madison	9/24/2010	0.269%	0.179%	0.004%	0.011%	0.011%
Glynn Ray Shiflet, d/s/s/p	ENEXP	Madison	6/29/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Joy Addison	ENEXP	Madison	2/16/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Dona Skains	ENEXP	Madison	2/16/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Bradley Louis Mathis	ENEXP	Madison	2/16/2012	0.566%	0.377%	0.009%	0.024%	0.024%
NevJon Properties, LLC, a Texas Limited Liability Company	ENEXP	Madison	5/18/2012	0.283%	0.189%	0.005%	0.012%	0.012%
James Brett Kindred	ENEXP	Madison	5/23/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Zane A. Kindred	ENEXP	Madison	5/23/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Tommy Parker, Jr.	ENEXP	Madison	2/18/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Patrick D. George	ENEXP	Madison	3/10/2012	0.566%	0.377%	0.009%	0.024%	0.024%
James Brett Kindred	ENEXP	Madison	3/10/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Zane A. Kindred	ENEXP	Madison	3/10/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Linnie M. Stone	ENEXP	Madison	5/10/2012	0.566%	0.377%	0.009%	0.024%	0.024%
Norman Morris and wife, Susanne Morris	ENEXP	Madison	5/30/2012	0.340%	0.226%	0.006%	0.014%	0.014%